UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________________
 FORM 8-K
______________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 14, 2020
_______________________________________________
Perrigo Company plc

(Exact name of registrant as specified in its charter)
_______________________________________________

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Sharp Building, Hogan Place,Dublin 2, Ireland D02 TY74
+353 1 7094000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)
________________________________________

Securities Registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	PRGO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.    Results of Operations and Financial Condition

On January 14, 2020, Perrigo Company plc (the “Company”) released preliminary unaudited net sales results for the fourth quarter and year ended December 31, 2019. The press release related to the Company’s earnings is attached as Exhibit 99.1.

The Company provides non-GAAP financial measures as additional information that it believes is useful to investors and analysts in evaluating the performance of the Company's ongoing operating trends, facilitating comparability between periods and companies in similar industries and assessing the Company's prospects for future performance. The non-GAAP measures the Company provides are consistent with how management analyzes and assesses the operating performance of the Company, and disclosing them provides investor insight into management’s view of the business. Management uses these adjusted financial measures for planning and forecasting in future periods, and evaluating segment and overall operating performance. In addition, management uses certain of the profit measures as factors in determining compensation.

The Company discloses adjusted net sales, which excludes operating results attributable to the infant foods product line and the animal health business in order to provide information about sales of the Company’s continuing business. In addition, the Company discloses net sales growth and adjusted net sales growth on a constant currency basis to provide information about sales of the Company’s continuing business excluding the exogenous impact of foreign exchange. The Company believes these supplemental financial measures provide investors with consistency in financial reporting, enabling meaningful comparisons of past, present and future underlying operating results, and also facilitate comparison of the Company’s operating performance to the operating performance of its competitors.

In addition, in the twelve months ended December 31, 2019, we made adjustments for the impact of the ranitidine market withdrawal, which included the reversal of returns, which increased adjusted net sales. Product recalls occur from time-to-time in our industry and we have experienced them in the past and they may recur in the future. However, we do not view the impact of the ranitidine recall as reflective of our operating performance, in particular given the industry-wide nature of this action. Management believes that these adjustments are useful to investors and improve the comparability of operational performance between periods, and the Company continues to manufacture and sell other products that treat the same conditions as ranitidine products.

Reported net sales for the periods below were adjusted for the following items:

Three Months Ended December 31, 2019 Net Sales

•	Foreign currency translation movement

•	Ranir net sales

Three Months Ended December 31, 2018 Net Sales

•	Foreign currency translation movement

•	Animal health net sales

•	Infant foods net sales

Twelve Months Ended December 31, 2019 Net Sales

•	Foreign currency translation movement

•	Animal health net sales

•	Infant foods net sales

•	Ranir net sales

•	Ranitidine market withdrawal

Twelve Months Ended December 31, 2018 Net Sales

•	Foreign currency translation movement

•	Animal health net sales

•	Infant foods net sales

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.    Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release issued by Perrigo Company plc on January 14, 2020, furnished solely pursuant to Item 2.02 of Form 8-K.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Raymond P. Silcock
Dated:	January 14, 2020		Raymond P. Silcock
Chief Financial Officer